                                                                   Exhibit 10.1


                      FIRST AMENDMENT TO CREDIT AGREEMENT

                  FIRST AMENDMENT, dated as of December 10, 2004 (this "Amendment"), to the $2,350,000,000 Amended and Restated Credit Agreement, dated as of October 7, 2003 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among CENTERPOINT ENERGY, INC., a Texas corporation ("Borrower"), the banks and other financial institutions from time to time parties thereto (the "Banks"), CITIBANK, N.A., as syndication agent (in such capacity, the "Syndication Agent"), DEUTSCHE BANK AG NEW YORK BRANCH, CREDIT SUISSE FIRST BOSTON, BANK OF AMERICA, N.A., as co-documentation agents, (in such capacities, the "Co-Documentation Agent"), and JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent").

                                  WITNESSETH:

                  WHEREAS, the Borrower, the Banks, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, in connection with the acquisition of the outstanding Capital Stock of Texas Genco held by the public (the "Texas Genco Stock Purchase"), Texas Genco intends to obtain financing to consummate the Texas Genco Stock Purchase in an aggregate amount of up to $717,000,000 (the "Texas Genco Financing");

                  WHEREAS, the Borrower has requested that the Banks agree to amend certain provisions contained in the Credit Agreement to permit the Texas Genco Financing, and the Banks and the Administrative Agent are agreeable to such request upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

                  2. Amendments to Section 1.1 of the Credit Agreement (Certain Defined Terms).

                  Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order as follows:

                  "First Amendment" means the First Amendment to this Agreement dated as of December 10, 2004.

                  "Texas Genco Financing" has the meaning specified in the First Amendment.

                  3. Amendments to Section 7.2 of the Credit Agreement (Negative Covenants). Section 7.2 of the Credit Agreement is hereby amended by:

                  (a) amending paragraph (b)(vi) thereof by adding after the phrase "(x) Texas Genco and/or it Subsidiaries" the following:
         "(to the extent that such entity is an indirect or direct Subsidiary of the Borrower)";

                  (b) amending paragraph (c) thereof by adding after the phrase "if, in the case of any Texas Genco Entity, Texas Genco or any other Wholly-Owned Subsidiary of" the following: "Texas Genco or any other Wholly-Owned Subsidiary of";

                  (c) amending paragraph (e) thereof by adding after the first reference to "the Texas Genco Stock" in clause (x)(ii) thereof the following: "or the Capital Stock of any Texas Genco Entity"; and

                  (d)      amending paragraph (h) thereof by:

                           (i)      adding after "Texas Genco or its
                  Subsidiaries" the following: "(to the extent that such entity is an indirect or direct Subsidiary of the Borrower)"; and

                           (ii) adding at the end of paragraph (h) the following: "plus the Texas Genco Financing so long as the Texas Genco Financing is repaid in full within fourteen calendar days after the Texas Genco Financing is incurred."

                  4. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon satisfaction of the following conditions precedent:

                  (a) The Administrative Agent shall have received counterparts of this Amendment executed by Borrower and the Majority Banks in accordance with Section 10.1 of the Credit Agreement; and

                  (b) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with this Amendment shall be in form and substance reasonably satisfactory to the Administrative Agent.

                  5. Reference to and Effect on the Loan Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in Section 4 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

                  6. Representations and Warranties. The Borrower, as of the date hereof and after giving effect to this Amendment, hereby confirms, reaffirms and restates the representations and warranties made by it in Article VI of the Credit Agreement and otherwise in the Loan Documents to which it is a party (except for those representations or warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date); provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

                  7. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as an original for all purposes hereof. The execution and delivery of this Amendment by any Bank shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                  8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.


                                        CENTERPOINT ENERGY, INC.

                                        By: /s/ Marc Kilbride
                                           ------------------------------------
                                           Name: Marc Kilbride
                                           Title: Vice President & Treasurer


                                        JPMORGAN CHASE BANK, as Administrative
                                        Agent and as a Bank

                                        By: /s/ Robert Traband
                                           ------------------------------------
                                           Name: Robert Traband
                                           Title: Vice President


                                        CITIBANK, N.A., as Syndication Agent
                                        and as a Bank

                                        By: /s/ Sandip Sen
                                           ------------------------------------
                                           Name: Sandip Sen
                                           Title: Managing Director

                                                                 Signature Page
                                First Amendment to CenterPoint Credit Agreement


                                        ABN AMRO BANK N.V., as a Bank

                                        By: /s/ R. Scott Donaldson
                                           ------------------------------------
                                           Name: R. Scott Donaldson
                                           Title: Vice President

                                        By: /s/ Stephanie B. Casas
                                           ------------------------------------
                                           Name: Stephanie B. Casas
                                           Title: Vice President


                                        AIB DEBT MANAGEMENT LIMITED, as a Bank

                                        By: /s/ Aidan Lanigan
                                           ------------------------------------
                                           Name: Aidan Lanigan
                                           Title: Vice President

                                        By: /s/ Vaughn Buck
                                           ------------------------------------
                                           Name: Vaughn Buck
                                           Title: Senior Vice President


                                        AIM FLOATING RATE FUND, as Sub-Advisor

                                        By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        APEX (Trimaron) CDO I, LTD, as a Bank
                                        By:  Trimaron Advisors L.L.C.

                                        By: /s/ David M. Millison
                                           ------------------------------------
                                           Name: David M. Millison
                                           Title: Managing Director


                                        Atrium CDO, as a Bank

                                        By: /s/ David H. Lerner
                                           ------------------------------------
                                           Name: David H. Lerner
                                           Title: Authorized Signatory


                                        AVALON CAPITAL LTD.
                                        By: INESCO Senior Secured management,
                                            Inc., as Portfolio Advisor

                                        By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory


                                        AVALON CAPITAL LTD. 2
                                        By: INESCO Senior Secured management,
                                            Inc., as Portfolio Advisor

                                        By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory


                                        Bank of America, N.A., as a Bank

                                        By: /s/ Daryl Patterson
                                           ------------------------------------
                                           Name: Daryl Patterson
                                           Title: Senior Vice President

                                        Barclays Bank PLC, as a Bank

                                        By: /s/ Sydney G. Dennis
                                           ------------------------------------
                                           Name: Sydney G. Dennis
                                           Title: Director


                                        Big Sky III Senior Loan Trust
                                        By: Eaton Vance Management,
                                            as Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                        C-SQUARED CDO LTD.
                                        By: TCW Advisors, Inc., as its
                                            Portfolio Manager

                                        By: /s/ Jonathan R. Insull
                                           ------------------------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director


                                        SANKATY ADVISORS, LLC AS COLLATERAL
                                        MANAGER FOR CASTLE HILL I-INGOTS, LTD.,
                                        as Term Lender

                                        By: /s/ Timothy Barnes
                                           ------------------------------------
                                           Name: Timothy Barnes
                                           Title: Senior Vice President

                                        SANKATY ADVISORS, LLC AS COLLATERAL
                                        MANAGER FOR CASTLE HILL II-INGOTS,
                                        LTD., as Term Lender

                                        By: /s/ Timothy Barnes
                                           ------------------------------------
                                           Name: Timothy Barnes
                                           Title: Senior Vice President

                                        SANKATY ADVISORS, LLC AS COLLATERAL
                                        MANAGER FOR CASTLE HILL III CLO, LTD.,
                                        as Term Lender

                                        By: /s/ Timothy Barnes
                                           ------------------------------------
                                           Name: Timothy Barnes
                                           Title: Senior Vice President


                                        CHARTER VIEW PORTFOLIO
                                        By: INVESCO Senior Secured Management,
                                            Inc., as Investment Advisor

                                        By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory


                                        CSAM Funding I, as a Bank

                                        By: /s/ David H. Lerner
                                           ------------------------------------
                                           Name: David H. Lerner
                                           Title: Authorized Signatory

                                        CSAM Funding II, as a Bank

                                        By: /s/ David H. Lerner
                                           ------------------------------------
                                           Name: David H. Lerner
                                           Title:  Authorized Signatory


                                        CSAM Funding III, as a Bank

                                        By: /s/ David H. Lerner
                                           ------------------------------------
                                           Name: David H. Lerner
                                           Title: Authorized Signatory


                                        CSAM Funding IV, as a Bank

                                        By: /s/ David H. Lerner
                                           ------------------------------------
                                           Name: David H. Lerner
                                           Title: Authorized Signatory


                                        CELERITY CLO LIMITED
                                        By:  TCW Advisors Inc., as Agent

                                        By: /s/ Richard F. Kurth
                                           ------------------------------------
                                           Name: Richard F. Kurth
                                           Title: Senior Vice President

                                        By: /s/ Jonathan R. Insull
                                           ------------------------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director

                                        COSTANTINUS EATON VANCE CDO V
                                        By: Eaton Vance Management, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                        CREDIT SUISSE FIRST BOSTON, acting
                                        through its Cayman Islands Branch, as a
                                        Bank

                                        By: /s/ S. William Fox
                                           ------------------------------------
                                           Name: S. William Fox
                                           Title: Director

                                        By: /s/ David J. Dodd
                                           ------------------------------------
                                           Name: David J. Dodd
                                           Title: Associate


                                        DEUTSCHE BANK AG NEW YORK BRANCH, as a
                                        Bank

                                        By: /s/ Richard Henshall
                                           ------------------------------------
                                           Name: Richard Henshall
                                           Title: Director

                                        By: /s/ Joel Makowsky
                                           ------------------------------------
                                           Name: Joel Makowsky
                                           Title: Director

                                        DIVERSIFIED CREDIT PORTFOLIO LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor

                                        By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory


                                        EATON VANCE SENIOR INCOME TRUST
                                        By: Eaton Vance Management, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                        EATON VANCE LIMITED DURATION INCOME
                                        FUND
                                        By: Eaton Vance Management, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                        EATON VANCE VT FLOATING RATE INCOME
                                        FUND
                                        By: Eaton Vance Management, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President

                                        EATON VANCE SENIOR FLOATING RATE TRUST
                                        By: Eaton Vance Management, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                        EATON VANCE FLOATING RATE INCOME TRUST
                                        By: Eaton Vance Management, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                        EATON VANCE  SENIOR LOAN FUND
                                        By: Eaton Vance Management, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                        EATON VANCE CDO III, LTD
                                        By: Eaton Vance Management, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President

                                        EATON VANCE CDO VI LTD.
                                        By: Eaton Vance Management, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                        ELF FUNDING TRUST I, as a Lender
                                        By: Highland Capital Management, L.P.
                                            as Collateral Manager

                                        By: /s/ Todd Travers
                                           ------------------------------------
                                           Name: Todd Travers
                                           Title: Senior Portfolio Manager


                                        EMERALD ORCHARD LIMITED

                                        By: /s/ Masood Fikree
                                           ------------------------------------
                                           Name: Masood Fikree
                                           Title: Attorney In-Fact


                                        Erste Bank Der Oesterreichischen
                                        Sparkassen AG, as a Bank

                                        By: /s/ Bryan J. Lynch
                                           ------------------------------------
                                           Name: Bryan J. Lynch
                                           Title: First Vice President

                                        By: /s/ Patrick W. Kunkel
                                           ------------------------------------
                                           Name: Patrick W. Kunkel
                                           Title: Director, Erste Bank New York
                                                  Branch

                                        FIRST 2004-II CLO, LTD.
                                        By: TCW Advisors, Inc., its Collateral
                                            Manager

                                        By: /s/ Richard F. Kurth
                                           ------------------------------------
                                           Name: Richard F. Kurth
                                           Title: Senior Vice President

                                        By: /s/ Jonathan R. Insull
                                           ------------------------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director


                                        First Dominion Funding II, as a Bank

                                        By: /s/ David H. Lerner
                                           ------------------------------------
                                           Name: David H. Lerner
                                           Title: Authorized Signatory


                                        First Dominion Funding III, as a Bank

                                        By: /s/ David H. Lerner
                                           ------------------------------------
                                           Name: David H. Lerner
                                           Title: Authorized Signatory


                                        FIRST TRUST/FOUR CORNERS SENIOR
                                        FLOATING RATE INCOME FUND, as a Lender

                                        By: /s/ Steven Columbaro
                                           ------------------------------------
                                           Name: Steven Columbaro
                                           Title: Vice President

                                        FIRST TRUST/FOUR CORNERS SENIOR
                                        FLOATING RATE INCOME FUND II, as a
                                        Lender

                                        By: /s/ Steven Columbaro
                                           ------------------------------------
                                           Name: Steven Columbaro
                                           Title: Vice President


                                        FORTRESS PORTFOLIO TRUST, as a Lender

                                        By: /s/ Steven Columbaro
                                           ------------------------------------
                                           Name: Steven Columbaro
                                           Title: Vice President


                                        FOXE BASIN CLO 2003, LTD.
                                        By: Royal Bank of Canada as Collateral
                                            Manager

                                        By: /s/ Melissa Morano
                                           ------------------------------------
                                           Name: Melissa Morano
                                           Title: Authorized Signatory


                                        Franklin Floating Rate Trust, as a Bank
                                        Franklin Floating Rate Master Series,
                                        as a Bank
                                        Franklin Floating Rate Daily Access
                                        Fund, as a Bank
                                        Franklin Templeton Duration Income
                                        Trust, as a Bank

                                        By: /s/ Richard Hsu
                                           ------------------------------------
                                           Name: Richard Hsu
                                           Title: Vice President

                                        GLENEAGLES TRADING LLC, as a Bank

                                        By: /s/ Diana M. Himes
                                           ------------------------------------
                                           Name: Diana M. Himes
                                           Title: Assistant Vice President


                                        GRAYSON & CO
                                        By: Boston Management and Research, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                        Harch CLO I, Ltd., as a Lender

                                        By: /s/ Michael E. Lewitt
                                           ------------------------------------
                                           Name: Michael E. Lewitt
                                           Title: Authorized Signatory


                                        HCM US LOANS MAC 43 LTD., as a Lender
                                        By: Highland Capital Management, L.P.
                                            as Attorney-in-Fact

                                        By: /s/ Todd Travers
                                           ------------------------------------
                                           Name: Todd Travers
                                           Title: Senior Portfolio Manager

                                        Hamilton CDO, Ltd.
                                        By: Stanfield Capital Partners LLC,
                                            as its Collateral Manager

                                        By: /s/ Christopher E. Jansen
                                           ------------------------------------
                                           Name:  Christopher E. Jansen
                                           Title:    Managing Partner


                                        HARBOUR TOWN FUNDING LLC, as a Bank

                                        By: /s/ Diana M. Himes
                                           ------------------------------------
                                           Name: Diana M. Himes
                                           Title: Assistant Vice President


                                        HIGHLAND FLOATING RATE ADVANCE FUND
                                        (f/k/a/ Columbia Floating Rate
                                        Advantage Fund), as a Lender
                                        By: Highland Capital Management, L.P.
                                            its Investment Advisor

                                        By: /s/ Todd Travers
                                           ------------------------------------
                                           Name: Todd Travers
                                           Title: Senior Portfolio Manager

                                        HIGHLAND FLOATING RATE LIMITED
                                        LIABILITY COMPANY (f/k/a/ Columbia
                                        Floating Rate Limited Liability
                                        Company), as a Lender
                                        By: Highland Capital Management, L.P.
                                            its Investment Advisor

                                        By: /s/ Todd Travers
                                           ------------------------------------
                                           Name: Todd Travers
                                           Title: Senior Portfolio Manager

                                        Indosuez Capital Funding VI Limited
                                        By: Lyon Capital Management LLC as
                                            Collateral Manager

                                        By: /s/ Alexander B. Kenna
                                           ------------------------------------
                                           Name: Alexander B. Kenna
                                           Title: Portfolio Manager


                                        INVESCO EUROPEAN CDO I S.A.
                                        By: INVESCO Senior Secured Management,
                                            Inc., as Collateral Manager

                                        By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        JPMORGAN CHASE BANK, N.A. (successor by
                                        merger to Bank One, N.A. (main office
                                        Chicago))

                                        By: /s/ Robert W. Traband
                                           ------------------------------------
                                           Name: Robert W. Traband
                                           Title: Vice President


                                        KC CLO I LIMITED, as a Bank

                                        By: /s/ MA
                                           ------------------------------------
                                           Name:
                                           Title:

                                        By: /s/ MEF
                                           ------------------------------------
                                           Name:
                                           Title:

                                        RESTORATION FUNDING CLO LTD., as a
                                        Lender
                                        By: Highland Capital Management, L.P.
                                            as Collateral Manager

                                        By: /s/ Todd Travers
                                           ------------------------------------
                                           Name: Todd Travers
                                           Title: Senior Portfolio Manager


                                        RIVERA FUNDING LLC, as a Bank

                                        By: /s/ Diana M. Himes
                                           ------------------------------------
                                           Name: Diana M. Himes
                                           Title: Assistant Vice President


                                        SAGAMORE CLO LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc., as Collateral Manager

                                        By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory


                                        SARATOGA CLO I, LIMITED
                                        By: INVESCO Senior Secured Management,
                                            Inc., as Asset Manager

                                        By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory

                                        SAWGRASS TRADING LLC, as a Bank

                                        By: /s/ Diana M. Himes
                                           ------------------------------------
                                           Name: Diana M. Himes
                                           Title: Assistant Vice President


                                        SECURITY BENEFIT LIFE INSURANCE
                                        COMPANY, as a Lender

                                        By: /s/ Steven Columbaro
                                           ------------------------------------
                                           Name: Steven Columbaro
                                           Title: Vice President


                                        SECURITY INCOME FUND-INCOME OPPORTUNITY
                                        SERIES, as a Lender

                                        By: /s/ Steven Columbaro
                                           ------------------------------------
                                           Name: Steven Columbaro
                                           Title: Vice President


                                        SEMINOLE FUNDING LLC, as a Bank

                                        By: /s/ Diana M. Himes
                                           ------------------------------------
                                           Name: Diana M. Himes
                                           Title: Assistant Vice President


                                        SENIOR DEBT PORTFOLIO
                                        By: Boston Management and Research as
                                            Investment Advisor

                                        By: /s/ Michael B. Bothoff
                                           ------------------------------------
                                           Name: Michael B. Bothoff
                                           Title: Vice President

                                        SEQUILS-LIBERTY, LTD.
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Collateral Manager

                                        By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory


                                        Stanfield Arbitrage CDO, Ltd.
                                        By: Stanfield Capital Partners LLC,
                                            as its Collateral Manager

                                        By: /s/ Christopher E. Jansen
                                           ------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner


                                        Stanfield Carrera CLO, Ltd.
                                        By: Stanfield Capital Partners LLC,
                                            as its Asset Manager

                                        By: /s/ Christopher E. Jansen
                                           ------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner


                                        Stanfield Quattro CLO, Ltd.
                                        By: Stanfield Capital Partners LLC,
                                            as its Collateral Manager

                                        By: /s/ Christopher E. Jansen
                                           ------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner

                                        Stanfield/RMF Transatlantic CDO Ltd.
                                        By: Stanfield Capital Partners LLC,
                                            as its Collateral Manager

                                        By: /s/ Christopher E. Jansen
                                           ------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner


                                        STANWICH LOAN FUNDING LLC, as a Bank

                                        By: /s/ Diana M. Himes
                                           ------------------------------------
                                           Name: Diana M. Himes
                                           Title: Assistant Vice President

                                        TCW SELECT LOAN FUND, LIMITED
                                        By: TCW Advisors, Inc., as its
                                            Collateral Manager

                                        By: /s/ Richard F. Kurth
                                           ------------------------------------
                                           Name: Richard F. Kurth
                                           Title: Senior Vice President

                                        By: /s/ Jonathan R. Insull
                                           ------------------------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director


                                        TOLLI & CO.
                                        By: EATON VANCE MANAGEMENT, as
                                            Investment Advisor

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President

                                        TORONTO DOMINION (NEW YORK), LLC

                                        By: /s/ Masood Fikree
                                           ------------------------------------
                                           Name: Masood Fikree
                                           Title: Authorized Signatory


                                        VELOCITY CLO, LTD.
                                        By: TCW Advisors, Inc., its
                                            Collateral Manager

                                        By: /s/ Richard F. Kurth
                                           ------------------------------------
                                           Name: Richard F. Kurth
                                           Title: Senior Vice President

                                        By: /s/ Jonathan R. Insull
                                           ------------------------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director


                                        Wachovia Bank, NA, as a Bank

                                        By: /s/ Rotcher Watkins
                                           ------------------------------------
                                           Name: Rotcher Watkins
                                           Title: Managing Director

                                        Windsor Loan Funding, Limited
                                        By: Stanfield Capital Partners LLC
                                            as its Investment Manager

                                        By: /s/ Christopher E. Jansen
                                           ------------------------------------
                                           Name: Christopher E. Jansen
                                           Title: Managing Partner

                                        LOAN FUNDING I LLC,
                                        a wholly owned subsidiary of Citibank,
                                        N.A.
                                        By: TCW Advisors, Inc., as portfolio
                                            manager of Loan Funding I LLC

                                        By: /s/ Richard F. Kurth
                                           ------------------------------------
                                           Name: Richard F. Kurth
                                           Title: Senior Vice President

                                        By: /s/ Jonathan R. Insull
                                           ------------------------------------
                                           Name: Jonathan R. Insull
                                           Title: Managing Director


                                        LOAN FUNDING IV LLC, as a Lender
                                        By: Highland Capital Management, L.P.
                                            as Portfolio Manager

                                        By: /s/ Todd Travers
                                           ------------------------------------
                                           Name: Todd Travers
                                           Title: Senior Portfolio Manger

                                        LOAN FUNDING VII LLC, as a Lender
                                        By: Highland Capital Management, L.P.
                                            as Collateral Manager

                                        By: /s/ Todd Travers
                                           ------------------------------------
                                           Name: Todd Travers
                                           Title: Senior Portfolio Manager

                                        LOAN FUNDING IX LLC
                                        By: INVESCO Senior Secured Management,
                                            Inc. as Portfolio Manager

                                        By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name: Gregory Stoeckle
                                           Title: Authorized Signatory


                                        MACQUARIE/FIRST TRUST GLOBAL
                                        INFRASTRUCTURE/UTILITIES DIVIDEND &
                                        INCOME FUND, as a Lender

                                        By: /s/ Steven Columbaro
                                           ------------------------------------
                                           Name: Steven Columbaro
                                           Title: Vice President


                                        Merrill Lynch Capital Corp.

                                        By: /s/ Carol J.F. Feeley
                                           ------------------------------------
                                           Name: Carol J.F. Feeley
                                           Title: Vice President

                                        THE NORINCHUKIN BANK, NEW YORK BRANCH
                                        through State Street Bank and Trust
                                        Company N.A., as Fiduciary Custodian
                                        By: Eaton Vance Management,
                                            Attorney-in-fact

                                        By: /s/ Michael B. Botthof
                                           ------------------------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President

                                        The Bank of Nova Scotia, as a Bank

                                        By: /s/ Thane Rattew
                                           ------------------------------------
                                           Name: Thane Rattew
                                           Title: Managing Director


                                        PAMCO CAYMAN LTD., as a Lender
                                        By: Highland Capital Management, L.P.
                                            as Collateral Manager

                                        By: /s/ Todd Travers
                                           ------------------------------------
                                           Name: Todd Travers
                                           Title: Senior Portfolio Manager

                                        By: PPM America, Inc., as
                                            Attorney-in-fact, on behalf of
                                            Jackson National Life Insurance
                                            Company

                                        By: /s/ David C. Wyman
                                           ------------------------------------
                                           Name: David C. Wyman
                                           Title: Managing Director


                                        PPM SHADOW CREEK FUNDING LLC

                                        By: /s/ Diana M. Himes
                                           ------------------------------------
                                           Name: Diana M. Himes
                                           Title: Assistant Vice President


                                        PPM SPYGLASS FUNDING TRUST

                                        By: /s/ Diana M. Himes
                                           ------------------------------------
                                           Name: Diana M. Himes
                                           Title: Authorized Agent

                                        SANKATY ADVISORS, LLC, as Collateral
                                        Manager FOR RACE POINT CLO, LIMITED, as
                                        Term Lender

                                        By: /s/ Timothy Barnes
                                           ------------------------------------
                                           Name Timothy Barnes
                                           Title: Senior Vice President


                                        SANKATY ADVISORS, LLC, as Collateral
                                        Manager FOR RACE POINT CLO II, LIMITED,
                                        as Term Lender

                                        By: /s/ Timothy Barnes
                                           ------------------------------------
                                           Name Timothy Barnes
                                           Title: Senior Vice President

                          ACKNOWLEDGEMENT AND CONSENT


                                                  Dated as of December 10, 2004


                  The undersigned does hereby (a) consent, acknowledge and agree to the transactions described in the foregoing First Amendment and (b) after giving effect to such First Amendment, (i) confirms, reaffirms and restates the representations and warranties made by it in each Loan Document to which it is a party (except for those representations or warranties or parts thereof that, by their terms, expressly relate solely to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date), (ii) ratifies and confirms the Pledge Agreement and (iii) confirms and agrees that the Pledge Agreement is, and shall continue to be, in full force and effect, with the Collateral described therein securing, and continuing to secure, the payment of all obligations of the undersigned referred to therein; provided that each reference to the Credit Agreement therein and in each of the other Credit Documents shall be deemed to be a reference to the Credit Agreement after giving effect to such First Amendment.


                                        UNITY HOLDING, LLC

                                        By: /s/ Patricia F. Genzel
                                           ------------------------------------
                                           Name: Patricia F. Genzel
                                           Title: President